UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007 (August 17, 2007)

INFOSMART GROUP, INC.
(Exact name of Registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-15643 (Commission File Number)	95-4597370 (IRS Employer Identification Number)

5th Floor, QPL Industrial Building
126-140 Texaco Road
Tsuen Wan, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2944-9905

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.02.      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)      On or about August 17, 2007, the Registrant concluded that it should restate its unaudited historical financial statements and other financial information (the “Financial Statements”) for the quarterly period ended June 30, 2007. In preparing to file its Form 10-QSB quarterly report for the quarterly period ended June 30, 2007 (the “Quarterly Report”), the Registrant inadvertently included a preliminary, rather than the final, draft of the Financial Statements. As a result of this inadvertence, certain numbers contained in the Financial Statements as filed differ from the actual numbers on the final draft of the Financial Statement that the Registrant intended to include in the Quarterly Report. The Registrant did not realize this inadvertence until after filing the Quarterly Report.

The inadvertence as described above affected the following numbers on the Financial Statements: (i) for the Registrant’s consolidated statements of operation for the six months ended June 30, 2007: (a) income before income taxes, (b) net income, (c) net income before dividend and (d) net income applicable to common shareholders; (ii) for Note 4 and Note 13 to the Financial Statements, the common stock equivalents of detachable common stock warrants and of placement agent warrants; (iii) for Note 10 to the Financial Statements, the numbers as of June 30, 2007 for the categories of (a) costs - production lines and equipment, (b) costs - leasehold improvements, (c) accumulated depreciation - production lines and equipment, (d) accumulated depreciation - leasehold improvements, (e) net - production lines and equipment, (e) net - leasehold improvements, (f) costs of pledges for banking facilities, (g) accumulated depreciation of pledges for banking facilities, (h) net depreciation of pledges for banking facilities and (i) periodic depreciation of pledges for banking facilities; (iv) for Note 10 to the Financial Statements, the numbers reported as of June 30, 2006 for the categories of (a) periodic depreciation of pledges for banking facilities, (b) depreciation charged included in factory overheads - production lines and equipment, (c) depreciation charged included in operating expenses - leasehold improvements, (d) depreciation charged included in operating expenses - furniture, fixtures and office equipment, (e) depreciation charged included in operating expenses - motor vehicles, (f) total depreciation charged included in operating expenses and (g) depreciation charged included in factory overheads and operating expenses; and (v) for Note 12 to the Financial Statements, the carrying amounts of the 17 DVDR production lines.

As a result of the above-described restatements, the previously issued financial statements contained in the Registrant’s Form 10-QSB Quarterly Report for the quarterly period ended June 30, 2007 should no longer be relied upon. The Registrant has filed the restated financial statements reflecting the above-described restatements in its Form 10-QSB/A Quarterly Report which was filed on August 17, 2007.

The Registrant’s Chief Financial Officer, Po Nei Sze, discussed the matters disclosed in this Current Report on Form 8-K with C&F CPA Limited, the Registrant’s independent registered public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSMART GROUP, INC.

By:	/s/ Po Nei Sze
Po Nei Sze,
Chief Financial Officer
Dated: August 21, 2007